UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2019
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ally Detroit Center
500 Woodward Ave.
Floor 10, Detroit, Michigan
48226
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act (all listed on the New York Stock Exchange):

Title of each class	Trading symbols
Common Stock, par value $0.01 per share	ALLY
8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I	ALLY PRA
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective October 7, 2019, the Ally Financial Inc. (Ally) Board of Directors (Board) amended and restated the Bylaws (Bylaws) of Ally.
The amendments are intended to modernize and enhance the clarity of the Bylaws, to update and eliminate outdated provisions, and to refine and augment provisions governing the Board and its committees, in each case, consistent with the Delaware General Corporation Law and other applicable law. Among the amendments are the following:

•	Remove references to stockholder registration rights that no longer apply.

•	Update provisions for stockholder meetings to be held by remote communication.

•
Remove provisions for a stockholder’s or director’s presence at a meeting of stockholders or the Board, as applicable, to constitute assent to the actions taken unless the person’s dissent is entered in the minutes of the meeting or otherwise filed with the secretary of the meeting.

•
Update provisions for notices of stockholder meetings, provide for electronic delivery of notices to stockholders, and incorporate provisions for the adjournment and record date of stockholder meetings.

•
Provide for a majority of the full Board to elect its chairperson and, if the chairperson does not qualify as an independent director, for the independent directors to elect a lead independent director.

•	Update provisions for the resignation of directors, actions and meetings of the Board and its committees, and conflicts of interest.

•	Update provisions for officer positions and related responsibilities and authorities.

•	Remove provisions for the Bylaws to be subject to stockholder agreements.
The foregoing summary is subject to, and qualified in its entirety by, the full text of the Bylaws, which are filed as Exhibit 3.1 to this Form 8-K and are incorporated by reference into this Item 5.03.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Dated:	October 11, 2019	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller